Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report of MUFG Americas Holdings Corporation (the "Company") on Form 10-Q for the period ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Johannes Worsoe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2019

By:	/s/ JOHANNES WORSOE
Johannes Worsoe Chief Financial Officer